UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________

FORM 8-K
______________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 1, 2020

ASPEN GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-38175	27-1933597
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

276 Fifth Avenue, Suite 505, New York, New York 10001
(Address of Principal Executive Office) (Zip Code)

(646) 448-5144
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	ASPU	The Nasdaq Stock Market (The Nasdaq Global Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On April 1, 2020, Michael Mathews, Chief Executive Officer of Aspen Group, Inc. (“Aspen”) delivered an oral presentation to certain members of the investment community organized by Roth Capital Partners.

Mr. Mathews updated the investment community concerning how the COVID-19 pandemic is affecting Aspen’s business. Mr. Mathews provided the following update:

•All of Aspen’s employees are working from home without any disruption to productivity largely due to the Company’s fully-integrated, end-to-end EdTech platform;

•Aspen University’s pre-licensure BSN clinical degree program and United States University’s MSN-Family Nurse Practioner (FNP) clinical degree program which account for 42% of revenues are relatively unaffected for two reasons: (1) the in-person simulation/immersion activities have, with regulatory guidance, been developed to work in a virtual environment; and (2) both programs have structured academic calendars, so nurses are expected to continue classes unless they request a leave of absence. To date, Aspen has not noticed an increase of leave of absence requests;

•Aspen expects that the BSN pre-licensure business will strengthen on both a short-term and long-term basis; and

•Course starts in Aspen’s traditional 100% online post-licensure nursing degree programs are typically seasonally affected in the summer months as these nurses tend to take time off in the summer and therefore the Company typically sees less course starts in our fiscal first quarter ending July 31, 2020. However given these RN’s are in an all-hands on deck situation in response to COVID-19, we could potentially see more seasonality in our fiscal first quarter than is typical;

•Assuming the pandemic recedes by the end of the summer, Aspen anticipates that its strongest seasonal quarter beginning August 1 could possibly be stronger as nurses return to class and focus on their future; and

•Management still expects that the planned opening of its Tampa campus for August is on track since it has been told that the needed tenant improvements are considered an “essential service.”

The information in Item 8.01 of this report, is furnished pursuant to Item 8.01 of Form 8-K and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section. Furthermore, the information in Item 8.01 of this report shall not be deemed to be incorporated by reference in the filings of the registrant under the Securities Act of 1933.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASPEN GROUP, INC.

Date: April 1, 2020	By:	/s/ Michael Mathews
Name: Michael Mathews Title: Chief Executive Officer